UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[X ]    Preliminary Proxy Statement

[    ]    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[    ]    Definitive Proxy Statement

[    ]    Definitive Additional Materials

[    ]    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MORGAN STANLEY INSTITUTIONAL FUND TRUST

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]    No fee required.

[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:____________

2)	Aggregate number of securities to which transaction applies:____________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________

4)	Proposed maximum aggregate value of transaction:____________

5)	Total fee paid:______________________

[    ]    Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:______________________

2)	Form, Schedule or Registration Statement No.:______________________

3)	Filing Party:______________________

4)	Date Filed:______________________

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MORGAN STANLEY INSTITUTIONAL FUND TRUST
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that Special Meetings of Shareholders of each portfolio (each, a ‘‘Portfolio’’ and, collectively, the ‘‘Portfolios’’) of Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Institutional Fund Trust (each a ‘‘Company’’ and collectively, the ‘‘Companies’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020, at the times specified in Exhibit A to this Joint Proxy Statement.

The Meetings are being held for the following purposes:

1.	To elect Trustees/Directors of the Companies.

2.	To modify certain fundamental investment restrictions of the Portfolios.

3.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of a particular Portfolio at the close of business on May 30, 2006, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Portfolio or any adjournments thereof.

MARY E. MULLIN Secretary

Dated: June  , 2006

If you do not expect to attend the Meeting(s) for your Company(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in each Company’s Proxy Card. In order to avoid the additional expense to the Companies of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card(s) or voting by telephone or electronically on the Internet.

MORGAN STANLEY INSTITUTIONAL FUND, INC. (‘‘MSIF, INC.’’)
(a company consisting of 22 separate portfolios)

MORGAN STANLEY INSTITUTIONAL FUND TRUST (‘‘MSIF TRUST’’)
(a company consisting of 20 separate portfolios)
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

JOINT PROXY STATEMENT

Special Meetings of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees/Directors (each a ‘‘Board’’ and collectively, the ‘‘Boards’’) of each of the Companies listed above (each a ‘‘Company’’ and collectively, the ‘‘Companies’’) in connection with the solicitation of Proxies by the Board for use at the Special Meeting of Shareholders of each portfolio (each, a ‘‘Portfolio’’ and, collectively, the ‘‘Portfolios’’) of each Company (each a ‘‘Meeting’’ and collectively, the ‘‘Meetings’’) to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for each Company, Morgan Stanley Investment Management Inc. (hereinafter ‘‘MSIM’’ or the ‘‘Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to holders of common stock of MSIF, Inc. and to holders of shares of beneficial interest of MSIF Trust (each a ‘‘Shareholder’’ and collectively the ‘‘Shareholders’’) on or about June [    ], 2006. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meetings of Shareholders.

If the accompanying Proxy Card for a Portfolio is executed properly and returned, shares represented by it will be voted at the Meeting for that Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Company or (ii) by attendance and voting at the Meeting of the Portfolio. If no instructions are specified, shares will be voted FOR each Proposal.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. See Exhibit A for information relating to the number of shares of each Portfolio outstanding and entitled to vote.

The expense of solicitation, consisting primarily of printing and mailing, will be borne by each respective Portfolio based on its net assets and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Portfolios, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of each Company, including MSIM, having as its principal office 1221 Avenue of the Americas, New York, New York 10020, who will receive no extra compensation for their services. The solicitation of Proxy Cards is also expected to include communications by employees of Computershare Fund Services (‘‘Computershare’’), a proxy solicitation firm expected to be engaged by each Company, on behalf of the Portfolios, to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $7,500, plus out-of-pocket expenses.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate

Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Boards. The Companies have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, Computershare will be paid at an estimated cost of $xxx,xxx.xx, which would be borne by the Companies.

Each Company will furnish, without charge, a copy of its annual reports for their fiscal year ended December 31, 2005 for MSIF, Inc. and September 30, 2005 for MSIF Trust to any Shareholder of such Company requesting such reports. Requests for annual and/or semi-annual reports should be made in writing to the respective Company, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Adviser’s Internet website at www.morganstanley.com/im.

Morgan Stanley Investment Management Inc. serves as each Company’s administrator. JPMorgan Investor Services Co. also provides administrative services to each Company. The business address of JPMorgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Company. Shares of a Company are entitled to one vote each at the respective Company’s Meeting. To the extent information relating to common ownership is available to the Companies, a Shareholder that owns record shares in both Companies will receive a package containing a Joint Proxy Statement and Proxy Cards for both Companies. If the information relating to common ownership is not available to the Companies, a Shareholder that beneficially owns shares in both Companies may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Company in which such Shareholder is a beneficial owner. If the proposed election of Trustees/Directors is approved by Shareholders of one Company and disapproved by Shareholders of the other Company, the Proposal will be implemented for the Company that approved the Proposal and will not be implemented for the Company that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Company’s Proxy Card.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless a Company has received contrary instructions. Each Company will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to a Company that a Shareholder wishes to receive separate copies in the future, should be made by calling 1-800-221-6726. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling 1-800-221-6726.

The Shareholders solicited and entitled to vote on Proposals 1 and 2, which are outlined as follows:

Proposal 1	For all Companies	To elect Trustees/Directors of each Company
Proposal 2	For all Portfolios	To modify certain of the fundamental policies of the Portfolios

At a meeting held on April 25, 2006, the Board of each Company determined that it was in the best interest of the Company to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders for their approval.

The Board of each Company unanimously recommends that you cast your vote ‘‘FOR’’ each Proposal set forth in this Proxy Statement as follows:

•	The election of all of the nominees as Trustees/Directors as set forth in Proposal No. 1.

•	The modification of certain of the fundamental policies of the Portfolios as set forth in Proposal No. 2.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL NO. 1 — ELECTION OF TRUSTEES/DIRECTORS

At the Meetings, Shareholders of each Company will be asked to consider the election of four individuals to the Board of Trustees/Directors of that Company to hold office until their successors are duly elected and qualified. The same four individuals are nominees for each Company’s Board. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and W. Allen Reed as Trustees/Directors for an indefinite term commencing on August 1, 2006, for all Companies.

Pursuant to each Company’s By-Laws, each Trustee/Director holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees/Directors and Nominee Trustees/Directors

Certain information regarding the incumbent Trustees/Directors of the Companies and nominees for election as Trustees/Directors is set forth below:

Name, Address and Age	Position(s) Held with Companies	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director
Interested Incumbent Trustees/Directors
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee/Director and Chairman of the Board of each of the Companies	Since July 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors, Inc. (the ‘‘Retail Funds’’) (since July 1991) and various U.S. registered investment companies managed by MSIM (the ‘‘Institutional Funds’’) (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee/Director of each of the Companies	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley; Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

(1)	This is the earliest date the Trustee began serving the Institutional Funds.

*	"Interested person’’ of the Companies within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc. (‘‘MSIA’’), which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary.

Name, Address and Age	Position Held with Companies	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Director or Nominee for Trustee/ Director	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director
Independent Nominees for Trustee/Director
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (mutual fund consulting) (since 2006); Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Name, Address and Age	Position Held with Companies	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Director or Nominee for Trustee/ Director	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director
Independent Nominees for Trustee/Director
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLPCounsel to the Independent Trustees/Directors1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.
Independent Incumbent Trustees/Directors
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Trustee/Director	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 to October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 to November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 to July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 to 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position Held with Companies	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Director or Nominee for Trustee/ Director	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director
Independent Incumbent Trustees/Directors
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee/Director	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 to 2004); United States Senator (R-Utah) (1974 to 1992) and Chairman, Senate Banking Committee (1980 to 1986), Mayor of Salt Lake City, Utah (1971 to 1974), Astronaut, Space Shuttle Discovery (April 12 to 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Trustee/Director	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 to 1994), most recently as Chairman of The Allstate Corporation (March 1993 to December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 to December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position Held with Companies	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Director or Nominee for Trustee/ Director	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director
Independent Incumbent Trustees/Directors
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee/Director	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee/Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 to July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee/Director	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 to 1988).	187	None.

Name, Address and Age	Position Held with Companies	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Director or Nominee for Trustee/ Director	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director
Independent Incumbent Trustees/Directors
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Trustee/Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

No Trustee/Director or nominee for election as Trustee/Director who is not an interested person of the Companies, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the executive officers of the Companies is set forth below:

Name, Address and Age	Position(s) Held with the Companies, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003 or since Inception Date	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006 or since Inception Date	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006 or since Inception Date	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003 or since Inception Date	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of Morgan Stanley Investment Advisors, Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary and General Counsel of the Retail Funds.

Name, Address and Age	Position(s) Held with the Companies, and Length of Time Served	Principal Occupation(s) During Past Five Years
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004 or since Inception Date	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004 or since Inception Date	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu * (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since December 1997 or since Inception Date	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc..
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since June 1999 or since Inception Date	Executive Director of MSIA and various entities affiliated with MSIA; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).
Michael Leary (39) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Director of Treasury and Compliance since March 2003 or since Inception Date	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young LLP.

*	‘‘Interested person’’ of the Companies within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Smith and Caloia, and Ms. Doberman, Chang Yu and Mullin are also officers of the Adviser or its affiliates.

Each of the nominees for Trustee/Director has consented to be named in this Joint Proxy Statement and to serve as a Trustee/Director of the Companies if elected. The Board of each Company has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee/Director, but if that should occur before the Meeting for that Company, Proxy Cards will be voted for such persons as the Board of the Company may recommend.

Share Ownership of Trustees/Directors

The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees/Directors may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Trustee/Director is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $         million. This amount includes compensation deferred by the Trustee/Director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Dollar Range of Equity Securities in the Companies

The following table sets forth information regarding the dollar range of beneficial ownership of shares in each Company and in certain registered investment companies, including the Companies, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) by the Trustees/Directors of the Companies and each nominee for election as a Trustee/Director, as of March 31, 2006. This information has been furnished by each Trustee/Director and nominee. The dollar values in the following table are based upon the market price of the relevant Company’s shares as of March 31, 2006.

Name of Trustee/Director	MSIF, Inc.	MSIF Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Interested Trustee
Fiumefreddo	None	None	Over $100,000
Higgins	None	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None	None
Bozic	None	None	Over $100,000
Dennis	None	None	None
Garn	None	None	Over $100,000
Hedien	None	None	Over $100,000
Johnson	None	None	Over $100,000
Kearns(1)	$10,001-$50,000	None	Over $100,000
Klein	$50,001-$100,000	$10,001-$50,000	Over $100,000
Nugent	$50,001-$100,000	None	Over $100,000
Reed	None	None	None
Reid(1)	Over $100,000	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee/Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964.23 and $800,512.08, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of each Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of that Company’s independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on each Company’s financial operations. Each Company has adopted an Audit Committee Charter. The members of the Audit Committee of each Company are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act, of either Company (with such disinterested Trustees/Directors being ‘‘Independent Trustees/Directors’’ or individually, an ‘‘Independent Trustee/Director’’). The current Chairman of each Audit Committee is Dr. Manuel H. Johnson and the Deputy Chairman is Joseph J. Kearns. The Audit Committees of both MSIF, Inc. and MSIF Trust each met seven times during the fiscal years ended December 31, 2005 and September 30, 2005 respectively.

The Board of each Company also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees/Directors on each Company’s Board and its committees and recommends such qualified individuals for nomination by the Independent Trustees/Directors as candidates for election as Independent Trustees/Directors, advises each Company’s Board with respect to Board composition, procedures and committees, develops and recommends to each

Company’s Board a set of corporate governance principles applicable to each Company, monitors and makes recommendations on corporate governance matters and policies and procedures of the Company Board and its committees and oversees periodic evaluations of the Company Board and its committees. Each Company has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Companies’ websites because the Companies believe that making the charter available on their websites will not be cost effective. The members of the Governance Committee of each Company are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee/Director. The current Chairman of each Governance Committee is Fergus Reid. The Governance Committee of MSIF, Inc. met two times during the fiscal year ended December 31, 2005. The Governance Committee of MSIF Trust met three times during the fiscal year ended September 30, 2005.

Neither of the Companies has a separate nominating committee. While each Company’s Governance Committee recommends qualified candidates for nominations as Independent Trustees/Directors, the Board of each Company believes that the task of nominating prospective Independent Trustees/Directors is important enough to require the participation of all current Independent Trustees/Directors, rather than a separate committee consisting of only certain Independent Trustees/Directors. Accordingly, each current Independent Trustee/Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees/Directors for the respective Companies presented in this Proposal for which the Independent Trustee/Director serves. Persons recommended as candidates for nomination as Independent Trustees/Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees/Directors of each of the Companies expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Company’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees/Directors as described below under ‘‘Shareholder Communications.’’

There were 14 meetings of the Boards of Trustees/Directors of MSIF, Inc. and MSIF Trust held during the fiscal years ended December 31, 2005 and September 30, 2005, respectively. In addition, the Independent Directors of MSIF, Inc. met three times during that period and the Independent Trustees of MSIF Trust met six times during that period.

Finally, each Company’s Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by each Company. The Insurance Committee for each Company currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees/Directors. The Insurance Committee of MSIF, Inc. met six times during the fiscal year ended December 31, 2005. The Insurance Committee of MSIF Trust met seven times during the fiscal year ended September 30, 2005.

For the 2005 fiscal year, each incumbent Trustee/Director attended at least seventy-five percent of the aggregate number of meetings of the Boards and of any committee on which he served, held during the time such Trustee/Director was a member of the Boards.

Shareholder Communications

Shareholders may send communications to each Company’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Company’s office or directly to such Board member(s) at the address specified for each Trustee/Director below. Other Shareholder communications received by the Companies not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee/Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee/Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee/Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Trustee/Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of each Company receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee/Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

Each Company also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors of the Company who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Company for their services as Trustee/Director.

Effective April 1, 2004, the Companies began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee/Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees/Directors throughout the year. Each eligible Trustee/Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee/Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee/Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Company.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee/Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees/Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by each Company to each of its Trustees/Directors, as well as the total compensation paid to each Trustee/Director of each Company by all of the Companies and by other U.S. registered investment companies advised by MSIM or any investment companies that have an investment adviser that is an affiliated person of MSIM (collectively, the ‘‘Fund Complex’’) for their services as Trustees/Directors of such investment companies. The aggregate compensation paid by MSIF, Inc. is as of the fiscal year ended December 31, 2005 and the aggregate compensation paid by MSIF Trust is as of the fiscal year ended September 30, 2005. In all cases, there were no pension or retirement benefits accrued as part of any fund’s expenses. The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees/Directors during such fiscal year.

COMPENSATION TABLE

Name of Trustees/Directors	MSIF, Inc.	MSIF Trust	Total Compensation from Funds and Fund Complex Paid to Trustees/Directors(1) (2)
Interested Trustee/Director
Fiumefreddo	$39,245	$31,169	$360,000
Higgins	0	0	0
Independent Trustee/Director
Bozic(4)	19,698	15,734	180,000
Garn(4)	19,472	15,570	178,000
Hedien(4)	19,698	15,734	180,000
Johnson(4)	26,237	20,927	240,000
Kearns(3)	23,126	9,176	217,000
Nugent(4)	22,967	18,330	210,000
Reid	22,967	18,330	215,000

(1)	‘‘Interested person’’ of the Company within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Companies and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Boards of the Companies from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee/Director for service on the Boards of several other funds affiliated with the Companies, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an ‘‘Eligible Trustee/Director’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s/Director’s retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Under the By-Laws of MSIF, Inc., the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of MSIF Trust, 40% of the Shares entitled to vote shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

Assuming a quorum is present, approval of Proposal 1 with respect to each Company will require the affirmative vote of a majority of the Company’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting. Shareholders of each Portfolio of a Company will vote together as a single class with respect to Proposal No. 1.

The Board of each Company recommends that you vote ‘‘FOR’’ the election of the nominees as Trustees/Directors.

OVERVIEW OF PROPOSAL 2 RELATED TO THE MODIFICATION OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including each Company, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this Proxy Statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. In addition, certain fundamental policies have been adopted in the past by the Companies to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets

Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing a Portfolio’s assets. In addition, the lack of uniform standards across the Companies leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Adviser recently conducted a review of each Portfolio’s fundamental policies to simplify, modernize and make consistent with those of other investment companies advised by the Adviser or its affiliates, the Fund’s policies that are required to be fundamental under the Investment Company Act.

Proposal 2 seeks Shareholder approval of changes that are intended to accomplish the foregoing goals. Not all Proposals apply to all the Portfolios. The proposed changes to the fundamental policies are discussed in detail below. The table following this discussion will assist you in determining which Proposals apply to your Portfolio(s) and which investment policy or restriction changes are proposed for each Company. By reducing to a minimum those policies that can be changed only by a Shareholder vote, each Company should be able to avoid the costs and delay associated with a Shareholder meeting and the Boards believe that the Adviser’s ability to manage each Company’s portfolio in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Companies to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposal gives the Portfolios greater flexibility to respond to future investment opportunities, the Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in a Portfolio, nor does the Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Portfolios are managed and operated.

2.	PROPOSALS TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

	2A Modify Diversification Policy	2B Modify Borrowing Policy	2C Modify Loan Policy	2D Modify Commodities Policy	2E Modify Senior Securities Policy
MSIF, Inc.
Active International Allocation Portfolio	X	X	X	X	X
Emerging Markets Portfolio	X	X	X	X	X
Emerging Markets Debt Portfolio		X	X	X	X
Focus Equity Portfolio		X	X	X	X
Global Franchise Portfolio	X	X	X	X	X
Global Value Equity Portfolio	X	X	X	X	X
International Equity Portfolio	X	X	X	X	X
International Growth Equity Portfolio	X	X	X	X	X
International Magnum Portfolio	X	X	X	X	X
International Real Estate Portfolio		X	X	X	X
International Small Cap Portfolio	X	X	X	X	X
Large Cap Relative Value Portfolio	X	X	X	X	X
Small Company Growth Portfolio	X	X	X	X	X
Systematic Active Large Cap Core Portfolio	X	X	X	X	X
Systematic Active Small Cap Core Portfolio	X	X	X	X	X
Systematic Active Small Cap Growth Portfolio	X	X	X	X	X
Systematic Active Small Cap Value Portfolio	X	X	X	X	X
U.S. Large Cap Growth Portfolio	X	X	X	X	X
U.S. Real Estate Portfolio		X	X	X	X
MSIF Trust
Advisory Foreign Fixed Income Portfolio		X	X	X
Advisory Foreign Fixed Income II Portfolio		X	X	X
Advisory Mortgage Portfolio	X	X	X	X
Balanced Portfolio	X	X	X	X
Core Fixed Income Portfolio	X	X	X	X
Core Plus Fixed Income Portfolio	X	X	X	X
Equity Portfolio	X	X	X	X
Equities Plus Portfolio	X	X	X	X
High Yield Portfolio	X	X	X	X
Intermediate Duration Portfolio	X	X	X	X

	2A Modify Diversification Policy	2B Modify Borrowing Policy	2C Modify Loan Policy	2D Modify Commodities Policy	2E Modify Senior Securities Policy
International Fixed Income Portfolio		X	X	X
Investment Grade Fixed Income Portfolio	X	X	X	X
Limited Duration Portfolio	X	X	X	X
Mid-Cap Growth Portfolio	X	X	X	X
Municipal Portfolio	X	X	X	X
U.S. Mid-Cap Value Portfolio	X	X	X	X
U.S. Small-Cap Value Portfolio	X	X	X	X
Value Portfolio	X	X	X	X

Proposal 2.A. — Modify Fundamental Policy Regarding Diversification

Applicable Portfolios: See the Chart on Pages 17 and 18

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Portfolios’ fundamental policy would read:

‘‘The Portfolio may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a fund state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Portfolio’s designation as diversified. Instead, the proposed change would modify a Portfolio’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without the Boards or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to a Portfolio as those requirements may be amended from time to time.

Proposal 2.B. — Modify Fundamental Policy Regarding Borrowing Money

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Portfolios’ fundamental policy regarding borrowing would read:

‘‘The Portfolio may not borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Each Company is required to have a fundamental policy with respect to borrowing. Each Portfolio (except as desribed below) is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities) and, in the case of each Portfolio of MSIF Trust, in connection with reverse repurchase agreements. These Portfolios have limited their permissible borrowings (i.e., for temporary or emergency purposes) to amounts not in excess of 33 1/3% of their total assets (including the amount borrowed) less liabilities (other than borrowings). The Emerging Markets Debt Portfolio of MSIF, Inc. may borrow from banks and other entities in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies. In addition, each Portfolio of MSIF, Inc. (except the Emerging Markets Debt Portfolio) has adopted a non-fundamental investment policy to limit borrowing for extraordinary or emergency purposes to amounts up to 10% of the Portfolio's total assets. The language of these policies, however, varies widely among the various Morgan Stanley funds. It is therefore proposed that this language be simplified and standardized.

The proposed fundamental policy for borrowing would permit the Portfolios to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, that any of the Portfolios would increase their borrowing capacity.

If a Portfolio borrows and uses the proceeds to make additional investments, the income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but such investments will impair its performance if the income and appreciation therefrom are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Portfolio’s assets.

Proposal 2.C. — Modify Fundamental Policy Regarding Loans

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Portfolios’ fundamental policy regarding loans would read:

‘‘The Portfolio may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify a Portfolio’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of a Portfolio’s securities to one-third of the Portfolio’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

The current restrictions of the Portfolios are consistent with the current limitation and the proposed amendment would not affect the Portfolios’ investment strategies. If this Proposal is approved by Shareholders, the Portfolios would be permitted to make loans to the maximum extent permitted by the Investment Company Act. Securities lending may be utilized in seeking to generate additional income for a Portfolio. In lending securities, the Portfolio will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Proposal 2.D. — Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Portfolios’ fundamental policy would read:

‘‘The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to a Portfolio’s policy are intended to make it clear that the Portfolios may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that the Portfolio’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Company’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

Proposal 2.E. — Modify Fundamental Policy Regarding Issuance of Senior Securities

Applicable Portfolios: See the Chart on Pages 17 and 18

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Company’s fundamental policy would read:

‘‘The Portfolio may not issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Portfolios utilize transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise the Portfolios’ fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Portfolio’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Portfolio is managed, the investment performance of any Portfolio, or the securities or instruments in which a Portfolio invests. The Portfolios are not currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Portfolios have no current intention to begin issuing senior securities. The proposed limitation would recognize that Portfolios may issue such securities only to the extent permitted under the Investment Company Act. To the extent a Portfolio becomes involved in such securities trading practices, its Board will carefully review the Portfolio’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Portfolio and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Portfolio’s investment policies.

REQUIRED VOTE FOR PROPOSAL 2

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of a Portfolio which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. The Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Portfolios of the Fund and its Shareholders. If these investment Proposals are not approved by any Portfolio, that Portfolio’s current fundamental investment policies will remain in effect.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ‘‘FOR’’ THE MODIFICATION OF THE PORTFOLIOS’ FUNDAMENTAL POLICIES AS DESCRIBED ABOVE.

SECURITY OWNERSHIP OF TRUSTEE/DIRECTORS, OFFICERS AND
CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of each Company owned by the Company’s officers and Trustees/Directors as a group was less than 1% of the outstanding shares of each Company or any series thereof. For information regarding persons who owned beneficially more than 5% of each Company’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth in Exhibit A, to the knowledge of each Company, as of May 11, 2006, no person was the beneficial owner of more than 5% of a Portfolio’s shares, as of that date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of MSIF, Inc. and MSIF Trust’s financial statements for their fiscal years ended in 2005 and 2004 are set forth below:

	2005	2004
MSIF, Inc.	$	$
MSIF Trust

Audit-Related Fees

There were [no] fees billed by Ernst & Young LLP related to the annual audit of MSIF, Inc. and MSIF Trust’s financial statements for their 2005 and 2004 fiscal years.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for MSIF, Inc. and MSIF Trust for their respective fiscal years ended in 2005 and 2004 are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Company.

	2005	2004
MSIF, Inc.	$	$
MSIF Trust

All Other Fees

There were [no] fees billed by Ernst & Young LLP for any other products and services not set forth above for each Company for its respective fiscal years ended in 2005 and 2004.

Audit Committee Pre-approval

Each Company’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Company by the Company’s independent auditors. The Audit Committee’s Audit and Non-Audit Pre-Approval Policy and Procedures requires each Company’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. [All] of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Company’s fees for their respective fiscal years ended in 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended in 2005 and 2004 amounted to $[                ] and $[                ], respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $[                ] and $[                ], respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $[                ] and $[                ], respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Company has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are expected to be present at the Meeting. The representatives from Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting for a Portfolio, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Portfolio.

SHAREHOLDER PROPOSALS

The Companies do not hold regular annual meetings of Shareholders. As a general matter, the Companies do not intend to hold future regular annual or special meetings of their Shareholders unless required by the Investment Company Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of Shareholders of a Company should send such proposal to that Company, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a Shareholder meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a Shareholder’s proposal must be received at the offices of the Company a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN Secretary

Dated: June [    ], 2006

Shareholders of a Portfolio who do not expect to be present at the Meeting for that Portfolio and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Portfolio and return it in the enclosed envelope. No postage is required if mailed in the United States.

Exhibit A

INFORMATION PERTAINING TO THE COMPANIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Company, the following persons owned beneficially more than 5% of the noted Company’s outstanding shares at May 11, 2006.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Active International Allocation:    Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 70.53% of such Portfolio’s total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FFIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 53.41% of such Portfolio’s total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 7.59% of such Portfolio’s total outstanding Class A shares

Fiserv Trust Company, 717 17th Street, Denver, CO 80202 owned 10.12% of such Portfolio’s total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 9.50% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 8.86% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 8.56% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 5.28% of such Portfolio’s total outstanding Class B shares

Emerging Markets Portfolio:    Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 96.70% of such Portfolio’s total outstanding Class B shares.

Morgan Stanley & Co., P.O. Box 897, Pittsburgh, PA 60069 owned 21.14% of such Portfolio’s total outstanding Class A shares.

The Bank of New York as Trustee for, New York State Deferred, One Wall Street, 12th Floor, New York, NY 10286, owned 10.25% of such Portfolio’s total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 8.46% such Portfolio’s total outstanding Class A shares.

Northern Trust Securities, Inc., 50 South Lasalle Street, Chicago, IL 60675-0001, owned 5.52% of such Portfolio’s total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., PO Box 2600, VM 613 Outside Funds, Valley Forge, PA 19482 owned 5.25% of such Portfolio’s Class A shares.

Emerging Markets Debt Portfolio:    Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 45.61% of such Portfolio’s total outstanding Class A shares

SBLI USA Mutual Life Insurance, 460 West 34th Street, Suite 800, New York, NY 10001 owned 44.50% of such Portfolio’s total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 43.53% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 33.83% of such Portfolio’s total outstanding Class B shares

Brown Brothers Harriman & Co, 6890024 Reinvest, 525 Washington Blvd, Jersey City, NJ, 07310 owned 17.05% of such Portfolio’s total outstanding Class B shares

Nan B Levy, 18 Mayfair Ln, Greenwich, CT 06831 owned 5.58% of such Portfolio’s total outstanding Class B shares

Focus Equity Portfolio:    Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 76.98% of such Portfolio’s total outstanding Class A shares

The Vanguard Fiduciary Trust Co., P.O Box 2600, VM 613, Outside Funds, Valley Forge, PA 19482, owned 75.99% of such Portfolio’s total outstanding Class B shares.

Global Franchise Portfolio:    L-3 Communications Canada, Attn: Elspeth Gaukrodger, Suite 410, Markham, Ontario Canada, 231 L3T7W3, owned 32.99% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 10.23% of such Portfolio’s total outstanding Class A shares

The Kolberg Foundation Inc., 111 Radio Circle, Mount Kisco, NY 10549, owned 9.06% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 7.97% of such Portfolio’s total outstanding Class A shares

Bireley’s Orange Japan Sa, PO Box 1134, Panama, Republic of Panama, owned 6.59% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.04% of such Portfolio’s total outstanding Class A shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 10.21% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 10.14% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 9.39% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 7.01% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 6.40% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.99% of such Portfolio’s total outstanding Class B shares

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.17% of such Portfolio’s total outstanding Class B shares

Global Value Equity Portfolio:    Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Benefit Plan, Covington, KY 41015, owned 55.64% of such Portfolio’s total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 81.29% of such Portfolio’s total outstanding Class B shares.

Jupiter & Co., C/O Investors Bank & Trust, PO Box 9130 FPG90, Boston, MA 021179, owned 14.85% of such Portfolio’s total outstanding Class A shares.

AIG Life of Bermuda, Ltd., Segregated Account Bermuda, Alta Advisors Investment Subaccount, PO Box HM152, American International Building, Hamilton, Bermuda, owned 13.40% of such Portfolio’s total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., MSDW Class B funds, PO Box 2600 VM 613, Valley Forge, PA 19482 owned 14.32% of such Portfolio’s total outstanding Class B shares.

International Equity Portfolio:    National Financial Services, 200 Liberty Street, New York, NY 10281 owned 39.07% of such Portfolio’s total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 25.00% of such Portfolio’s total outstanding Class B shares.

Morgan Stanley & Co., Morgan Stanley Investment Management, One Tower Bridge, West Conshohocken, PA 60069, owned 8.78% of such Portfolio’s total outstanding Class A shares

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 7.73% of such Portfolio’s total outstanding Class A shares.

T Rowe Price Trust Co., Kimley-Horn,, PO Box 17215, Owings Mills, MD 21297, owned 11.82% of such Portfolio’s total outstanding Class B shares.

The Vanguard Fiduciary Trust Co., FBO Nissan North America, PO Box 2600 VM 613, Valley Forge, PA 19482 owned 9.05% of such Portfolio’s total outstanding Class B shares.

International Growth Equity Portfolio:    Morgan Stanley Investment Management, Controllers 19th floor, 195 Broadway, New York, NY 10007, owned 100.00% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 79.15% of such Portfolio’s total outstanding Class B shares

Morgan Stanley Investment Management, Controllers — 19th floor, 195 Broadway, New York, NY 10007, owned 20.85% of such Portfolio’s total outstanding Class B shares.

International Magnum Portfolio:    Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 68.24% of such Portfolio’s total outstanding Class A shares.

Thrivent Financial for Lutherans, Attn., Paul McCullough, 625 4th Avenue South, Minneapolis, MN 55415, owned 28.59% of such Portfolio’s total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Benefit Plans, Covington, KY 41015, owned 80.19% of such Portfolio’s total outstanding Class B shares.

Norwest Bank Colorado Custodian, Bayonne Hospital, 403B Tax Sheltered Plan, C/O Great West, 8515 East Orchard Road, Englewood, CO 80111, owned 10.67% of such Portfolio’s total outstanding Class B shares.

Morgan Stanley Co, FBO Ronald S Gregg, PMB 95, Oxnard Ca 93035, owned 6.51% of such Portfolio’s total outstanding Class B shares.

International Real Estate Portfolio:    Charles Schwab & Co., Inc., Attn., Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 26.90% of such Portfolio’s total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 91.25% of such Portfolio’s total outstanding Class B shares.

Wachovia Bank, N.A., 1525 West WT Harris Blvd, Charlotte, NC, 28262-8522, owned 12.38% of such Portfolio’s total outstanding Class A shares.

The Annie E Casey Foundation Inc. 701 St Paul Street, Baltimore MD, 21202, owned 11.05% of such Portfolio’s total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 10.87% of such Portfolio’s total outstanding Class A shares.

JP Morgan Chase Bank, Trustee for the Alcon Defined Contribution, 3 Chase Metrotech Center 5th floor, Att Steve Ryan, Brooklyn NY 11245, owned 6.79% of such Portfolio’s total outstanding Class A shares.

National Investor Services, 55 Water Street, 32nd Floor, New York, NY 10041, owned 5.62% of such Portfolio’s total outstanding Class A shares.

The Congregation of the Sisters of Charity of the Incarnate Word, Houston Tx, PO Box 230969, Houston TX 77223-0969, owned 5.32% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.05% of such Portfolio’s total outstanding Class B shares

International Small Cap Portfolio:    Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 17.15% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 13.27% of such Portfolio’s total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 10.00% of such Portfolio’s total outstanding Class A shares.

Large Cap Relative Value Portfolio:    Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 65.22% of such Portfolio’s total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 98.65% of such Portfolio’s total outstanding Class B shares.

Small Company Growth Portfolio:    Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 56.81% of such Portfolio’s total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 23.01% such Portfolio’s total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 12.53% of such Portfolio’s total outstanding Class A shares.

Merrill Lynch Trust Co., FSB Trustee, Qualified Retirement Plans, PO Box 1542, Pennington, NJ 08534, owned 7.07% of such Portfolio’s total outstanding Class A shares.

MG Trust Company, Trustee the Asset Show Production Services 401K, Suite 300, 700 17th Street, Denver, CO 80202, owned 6.59% of such Portfolio’s total outstanding Class A shares.

Brian Drummond, C/O Miller Anderson & Sherrerd, One Tower Bridge, West Conshohocken, PA 19428, owned 5.13% of such Portfolio’s total outstanding Class A shares.

T Rowe Price Trust Co., FBO: Retirement Plan Clients, PO Box 17215, Baltimore, MD 21297, owned 6.32% of such Portfolio’s total outstanding Class B shares.

US Real Estate Portfolio:    Merrill Lynch Trust Co., FBO: Qualified Retirement Plans, PO Box 1501, Pennington, NJ 08534-0671, owned 45.46% of such Portfolio’s total outstanding Class B shares.

The Union Central Life Insurance Co., 1876 Waycross Road, Cincinatti, Oh 45240, owned 31.67% of such Portfolio’s Class B shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 21.38% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 16.15% of such Portfolio’s total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 12.66% of such Portfolio’s total outstanding Class A shares

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 10.41% of such Portfolio’s total outstanding Class A shares.

Linsco/Private Ledger Corp, One Beacon Street 22nd Floor, Boston, MA 02108, owned 6.30% of such Portfolio’s total outstanding Class A shares.

T Rowe Price Trust Co., PO Box 17215, Baltimore, MD 21297, owned 6.61% of such Portfolio’s total outstanding Class B shares.

US Large Cap Growth Portfolio:    Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 66.28% of such Portfolio’s total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 45.57% of such Portfolio’s total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 19.97% of such Portfolio’s total outstanding Class A shares

Nationwide Life Insurance, PO Box 182029, C/O IPO Portfolio Accounting, Columbus, OH 43218-2029, owned 19.35% of such Portfolio’s total outstanding Class B shares

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 12.02% of such Portfolio’s total outstanding Class A shares.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
ADVISORY FOREIGN FIXED INCOME II	KAISER PERMANANTE RETIREMENT PLANS ATTN VIVIAN HEATH 1 KAISER PLAZA OLDSWAY BLDG OAKLAND CA 94612-3610	56,645	52.44%
ADVISORY FOREIGN FIXED INCOME II	STEVE GALLAS NISOURCE INC MASTER RETIREMENT TRUST 801 E 86TH AVE MERRILLVILLE IN 46410	11,652	10.79%
ADVISORY FOREIGN FIXED INCOME II	MONSANTO COMPANY DEFINED CONTRIBUTION OWNERSHIP TRUST ATTN PAM MOENCH 800 N LINDBERGH BLVD ST, LOUIS MO 63167	10,131	9.38%
ADVISORY FOREIGN FIXED INCOME II	CHASE MANHATTAN BANK AS CUSTODIAN FBO SMITHSONIAN INSTITUTION ATTN HAZEL DRINKARD 4 NEW YORK PLZ 4TH FLR NEW YORK, NY 10004	9,469	8.77%
ADVISORY FOREIGN FIXED INCOME II	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	7,755	7.18%
ADVISORY FOREIGN FIXED INCOME II	THE JOHNS HOPKINS UNIVERSITY 3400 NORTH CHARLES ST BALTIMORE MD 21218	6,137	5.68%
ADVISORY FOREIGN FIXED INCOME	MINNESOTA STATE BOARD OF INVESTMENTS ATTN JASON MATZ SUITE 105 MEA BUILDING 55 SHERBURNE AVE ST PAUL MN 55155	243,750	15.99%
ADVISORY FOREIGN FIXED INCOME	STATE STREET BANK AS TTEE FBO PACIFIC GAS & ELECTRIC ATTN ARTHUR BARNES 1776 HERITAGE DR NORTH QUINCY MA 02171	168,737	11.07%
ADVISORY FOREIGN FIXED INCOME	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	165,255	10.84%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
ADVISORY FOREIGN FIXED INCOME	MAC & CO A/C MDBF5000092 FBO MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	123,215	8.08%
ADVISORY FOREIGN FIXED INCOME	FIRST ENERGY CORPORATION ATTN DON PERRINE 76 SOUTH MAIN ST AKRON OH 44308	94,131	6.17%
ADVISORY FOREIGN FIXED INCOME	NOVARTIS ATTN PETER YUEN 608 FIFTH AVE NEW YORK, NY 10020	76,888	5.04%
ADVISORY MORTGAGE	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	46,755,507	13.99%
ADVISORY MORTGAGE	PACIFIC GAS & ELECTRIC COMPANY ATTN CAROLYN MARGIOTTI MAIL CODE B24K SAN FRANCISCO CA 94177	33,124,402	9.91%
ADVISORY MORTGAGE	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	24,451,547	7.32%
ADVISORY MORTGAGE	FIRST ENERGY CORPORATION ATTN DON PERRINE 76 SOUTH MAIN ST AKRON OH 44308	23,437,626	7.01%
ADVISORY MORTGAGE	MAC & CO A/C MDBF5000092 FBO MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	19,375,867	5.80%
ADVISORY MORTGAGE	DAIMLERCHRYSLER CORPORATION PENSION FUND 100 PLAZA ONE M/S 3048 JERSEY CITY, NJ 07311	16,963,673	5.08%
BALANCED	JP MORGAN CHASE AS TRUSTEE FBO SOUTHWEST AIRLINES CO. PROFIT SHARING PLAN 9300 WARD PARKWAY KANSAS CITY MO 64114	16,088,189	76.97%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
BALANCED	UNION BANK OF CALIFORNIA N/A CORPORATE CO TRUSTEE SAN MATEO HOTEL 475 SANSOME 12 FLOOR ST SAN FRANCISCO CA 94111	1,468,199	7.02%
CORE FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	15,530,349	77.92%
CORE FIXED INCOME	LOCKHEED MARTIN INVESTMENT MANAGEMENT COMPANY ATTENTION DAVID C TOTH 6705 ROCKLEDGE DR BETHESDA MD 20817	2,766,640	13.88%
CORE PLUS FIXED INCOME	JEANIE KREPFLE MORGAN STANLEY INVESTMENT MANAGEMENT ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	47,247,156	26.08%
CORE PLUS FIXED INCOME	MORGAN STANLEY DW INC. INCOME 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	36,248,470	20.01%
CORE PLUS FIXED INCOME	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT 100 MAGELLAN WAY KWIC COVINGTON KY 41015	10,743,018	5.93%
EQUITY	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	1,081,044	19.71%
EQUITY	CASS INFORMATION SYSTEMS INC 13001 HOLLENBERG DR ATTENTION MR ERIC H BRUNNGRABER BRIDGETON MO 63044-2410	666,957	12.16%
EQUITY	PACO PO BOX 831575 FBO VARIOUS CASH/CASH DALLAS TX 75283-1575	660,646	12.05%
EQUITY	M&T BANK ATT MUTUAL FUNDS PO BOX 1377 BUFFALO NY 14240	618,350	11.27%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
EQUITY	ALLMERICA FINANCIAL CHARITABLE FOUNDATION INC 440 LINCOLN STREET ATT MS ANN KIRKPATRICK TRIPP WORCESTER MA 01653-0001	485,594	8.85%
EQUITY	ABN AMRO TRUST SERVICES CO STETSON & CO 161 N CLARK ST 10RTR ATT MELINDA WALKER CHICAGO IL 60601	337,461	6.15%
HIGH YIELD	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	27,825,305	61.42%
HIGH YIELD	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	7,405,982	16.35%
INTERMEDIATE DURATION	NORTHERN CALIFORNIA BAKERY AND CONFECTIONER HEALTH AND WELFARE FUND 221 MAIN STREET 2ND FLOOR ATT MERLIN YOUNG SAN FRANCISCO CA 94105	306,610	32.20%
INTERMEDIATE DURATION	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	291,516	30.61%
INTERMEDIATE DURATION	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	185,220	19.45%
INTERMEDIATE DURATION	SEI PRIVATE TRUST CO CO HARRIS BANK ID 940 ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUND ADMINISTRATOR OAKS PA 19456	132,978	13.96%
INTERNATIONAL FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	8,750,597	62.55%
INTERNATIONAL FIXED INCOME	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST MS:SF101MONT-22-241 DENVER CO 80222	1,812,782	12.96%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
INTERNATIONAL FIXED INCOME	MORGAN STANLEY & CO INC MORGAN STANLEY INVESTMENT MANAGEMENT ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	957,252	6.84%
INTERNATIONAL FIXED INCOME	PFPC, INC 211 SOUTH GULF ROAD KING OF PRUSSIA PA 19406	751,976	5.38%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	25,468,221	57.84%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	9,771,589	22.19%
LIMITED DURATION	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	107,981,421	93.63%
MID CAP GROWTH	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	11,956,904	32.13%
MID CAP GROWTH	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT 100 MAGELLAN WAY KWIC COVINGTON KY 41015	6,213,526	16.70%
MID CAP GROWTH	EDGEWOOD SERVICES PO BOX 897 ONE TOWER BRIDGE ROAD WEST CONSHOHOCKEN PA 19428	6,083,018	16.34%
MID CAP GROWTH	NATIONWIDE INSURANCE COMPANY QPVA ATTN IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,587,435	6.95%
MID CAP GROWTH	WILMINGTON TRUST COMPANY TTEE FBO FRANTZ WARD LLP RETIREMENT PLAN C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8880	2,423,213	6.51%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
MUNICIPAL	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	17,176,050	41.79%
MUNICIPAL	CHARLES SCHWAB & CO INC MS SF101MONT 22 241 101 MONTGOMERY ST DENVER CO 80222	5,961,950	14.51%
MUNICIPAL	NATIONAL FINANCIAL SERVICES CORP FBO THEIR CUSTOMERS CHURCH STREET STATION NEW YORK NY 10008-3908	3,173,423	7.72%
MUNICIPAL	LINSCO/PRIVATE LEDGER CORP ONE BEACON STREET 22ND FLOOR BOSTON MA 02108	2,352,757	5.72%
U.S. MID CAP VALUE	MELLON BANK AS AGENT/ OMNIBUS ACCOUNT 135 SANTILLI HWY OMNIBUS AIM 026 0027 EVERETT MA 02149-1950	1,254,103	28.81%
U.S. MID CAP VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	831,588	19.10%
U.S. MID CAP VALUE	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET MS SF101MONT 22 241 DENVER CO 80222	577,204	13.26%
U.S. MID CAP VALUE	NATIONAL FINANCIAL SERVICES CORP FBO THEIR CUSTOMERS CHURCH STREET STATION NEW YORK NY 10008-3908	436,144	10.02%
U.S. SMALL CAP VALUE	MORGAN STANLEY DW INC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	23,420,093	78.42%
U.S. SMALL CAP VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	3,422,148	11.46%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
U.S. SMALL CAP VALUE	THE MCCONNELL FOUNDATION PO BOX 492050 REDDING CA 96049-2050	1,568,436	5.25%
VALUE	BRIAN DRUMMOND C/O MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	4,825,701	27.52%
VALUE	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET MS SF101MONT 22 241 DENVER CO 80222	2,686,218	15.32%
VALUE	LASELLE BANK OMNIBUS 77 PO BOX 1443 CHICAGO IL 60690	2,081,804	11.87%
VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	1,256,152	7.16%
BALANCED	KANO PROFIT SHARING PLAN ATTN RHOADS ZIMMERMAN PO BOX 110098 NASHVILLE TN 37222	314,275	98.49%
CORE PLUS FIXED INCOME	SEI TRUST COMPANY FBO MORGAN STANLEY STABLE VALUE FUND ONE FREEDOM VALLEY DR ATT JOHN HEMAK OAKS PA 19456-1019	30,462,633	98.35%
HIGH YIELD	JEANIE KREPFLE MORGAN STANLEY INVESTMENT MANAGEMENT ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	162,178	71.11%
HIGH YIELD	FRED K SCHOMER 12026 NORTH 118TH WAY SCOTTSDALE AZ 85259	57,364	25.15%
INTERMEDIATE DURATION	SEI TRUST COMPANY FBO MORGAN STANLEY STABLE VALUE FUND ONE FREEDOM VALLEY DR ATTENTION JOHN HEMAK OAKS PA 19456	34,382,795	100.00%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
U.S. MID CAP VALUE	RELIANCE TRUST COMPANY FBO MANCO EMPLOYEE SAVINGS PLAN PO BOX 48449 SUITE 200 ATLANTA GA 30362	107,520	47.96%
U.S. MID CAP VALUE	WTC TTEE FBO MULTICARE HELATH SYS MULTI HEALTH CARE 403B AC 574192 PO BOX 8880 WILMINGTON DE 19899-8880	77,237	34.45%
U.S. MID CAP VALUE	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET MS SF101MONT 22 241 DENVER CO 80222	35,563	15.86%
VALUE	THE BANK OF NEW YORK AS TRUSTEE FOR NEW YORK STATE DEFERRED ONE WALL STREET 12TH FLOOR NEW YORK NY 10286-0001	3,477,836	100.00%
BALANCED	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	2,120,806	73.71%
BALANCED	WACHOVIA BANK N.A. 1525 WEST W.T. HARRIS BOULEVARD CHARLOTTE NC 28262-8522	694,159	24.13%
CORE FIXED INCOME	AMERIPRISE TRUST COMPANY FBO THE BENEFIT OF AMERIPRISE 996 AXP FINANCIAL CTR TRUST RETIREMENT SERVICES PLANS MINNEAPOLIS, MN 55474	901,131	99.99%
CORE PLUS FIXED INCOME	FIDELITY INVESTMENTS INSTITUTIONAL CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	4,560,403	44.01%
CORE PLUS FIXED INCOME	THE UNION CENTRAL LIFE INSURANCE COMPANY-GROUP SEPARATE ACCOUNT ATTN ROBERTA UJUARY 1876 WAYCROSS RD CINCINNATI OH 45240	3,868,986	37.34%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
CORE PLUS FIXED INCOME	FIDELITY MANAGEMENT TRUST COMPANY ATTN LITO JACO MAIL ZONE ZIM 82 DEVONSHIRE ST BOSTON MA 02109	1,252,957	12.09%
HIGH YIELD	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	769,509	61.83%
HIGH YIELD	NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	165,899	13.33%
HIGH YIELD	NATIONAL FINANCIAL SERVICES CORPORATION FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	73,235	5.88%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	28,312	27.69%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	24,420	23.88%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	17,504	17.12%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	9,269	9.07%
INVESTMENT GRADE FIXED INCOME	PAUL E HELLMERS & H ANTHY HELLMERS 6 SPRUCE DRIVE SALISBURY CT 06068	7,147	6.99%
MID CAP GROWTH	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	19,123,165	43.15%

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
MID CAP GROWTH	NATIONAL FINANCIAL SERVICES CORPORATION FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	11,009,020	24.84%
MID CAP GROWTH	MERRILL LYNCH TRUST CO TTEE FBO QUALIFIED RETIREMENT PLANS ATTN JERRY STONE PO BOX 1501 PENNINGTON NJ 08534-0671	5,520,918	12.46
MID CAP GROWTH	VALIC C/O AMERICAN GENERAL 2919 ALLEN PKWY L7-01 HOUSTON TX 77019	4,787,994	10.80
U.S. MID CAP VALUE	MERCER TRUST COMPANY TTEE IDX SYSTEMS CORP RETIREMENT INCOME PLAN INVESTORS WAY NORWOOD MA 02062	168,063	33.57
U.S. MID CAP VALUE	AMERIPRISE TRUST COMPANY FBO THE BENEFIT OF AMERIPRISE 996 AXP FINANCIAL CTR TRUST RETIREMENT SERVICES PLANS MINNEAPOLIS MN 55474	65,490	13.08
U.S. MID CAP VALUE	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY CO ATTN HECTOR FLORES, H18D 280 TRUMBULL STREET HARTFORD CT 06103	46,330	9.26
U.S. MID CAP VALUE	MERCER TRUST COMPANY TTEE FBO KROLL INC 401K PLAN INVESTORS WAY NORWOOD MA 02062	43,772	8.74

PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
U.S. MID CAP VALUE	RETIREMENT PLAN FOR EMPLOYEES OF DEARBORN COUNTY HOSPITAL 600 WILSON CREEK ROAD ATTN PHIL MEYER LAWRENCEBURG IN 47025	41,879	8.37
U.S. MID CAP VALUE	TRANSCO & CO ERISA ACCTS PO BOX 523 ATTN WEALTH MANAGEMENT 10TH FLOOR BELLEVILLE IL 62222	38,744	7.74
U.S. MID CAP VALUE	MELLON BANK AS AGENT/ OMNIBUS ACCOUNT 135 SANTILLI HWY OMNIBUS AIM 026 0027 EVERETT MA 02149-1950	35,003	6.99%
U.S. MID CAP VALUE	MORGAN STANLEY & CO INCORPORATED 1585 BROADWAY NEW YORK NY 10036	25,199	5.03%
U.S. SMALL CAP VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KW1C COVINGTON KY 41015	624,532	63.27%
U.S. SMALL CAP VALUE	M & I 401K PLAN PO BOX 419784 MANAGEMENT REPORTING TEAM KANSAS CITY MO 64141-6784	135,960	13.77%
U.S. SMALL CAP VALUE	VANGUARD FIDUCIARY TRUST CO MAS ADVISER CLASS FUNDS PO BOX 2600 VM 613 VALLEY FORGE PA 19482	82,022	8.31%
U.S. SMALL CAP VALUE	WACHOVIA BANK N A 1525 WEST W T HARRIS BLVD CHARLOTTE NC 28262-8522	69,002	6.99%
U.S. SMALL CAP VALUE	WORLDVISION INC PO BOX 9716 ATTN JOHN DAGGETT FEDERAL WAY WA 98063-9716	51,656	5.23%
VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO IN FIIOC AS AGENT FOR 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	10,556,338	93.65%

SHARES OUTSTANDING AS OF THE RECORD DATE

	Shares Outstanding	Meeting Time (New York Time)
MSIF, Inc.
Portfolio*
Active International Allocation Portfolio
Emerging Markets Portfolio
Emerging Markets Debt Portfolio
Focus Equity Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
International Equity Portfolio
International Growth Portfolio
International Magnum Portfolio
International Real Estate Portfolio
International Small Cap Portfolio
Large Cap Relative Value Portfolio
Small Company Growth Portfolio
Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Growth Portfolio
Systematic Active Small Cap Value Portfolio
U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio

* Shares of Money Market Portfolio and Municipal Money Market Portfolio are not shown because the Portfolios will be liquidated as of , 2006.

MSIF Trust

Portfolio

Advisory Foreign Fixed Income Portfolio
Advisory Foreign Fixed Income II Portfolio
Advisory Mortgage Portfolio
Balanced Portfolio
Core Fixed Income Portfolio
Core Plus Fixed Income Portfolio
Equity Portfolio
Equities Plus Portfolio
High Yield Portfolio
Intermediate Duration Portfolio
International Fixed Income Portfolio
Investment Grade Fixed Income Portfolio
Limited Duration Portfolio
Mid-Cap Growth Portfolio
Municipal Portfolio
U.S. Mid-Cap Value Portfolio
U.S. Small-Cap Value Portfolio
Value Portfolio

Schedule A

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

[TO COME]

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION
OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS
MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES
AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD
        BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or
        custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and
        indicate the signer's office. If a partnership, please sign in partnership name.

                              PROXY CARD

                MORGAN STANLEY INSTITUTIONAL FUND, INC.

                      EMERGING MARKETS PORTFOLIO

             C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                      1221 AVENUE OF THE AMERICAS
                       NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON,
STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above
Company held of record by the undersigned on May 30, 2006 at the
Special Meeting of Shareholders to be held on August 1, 2006, at 1221
Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the
undersigned. THE MATTERS BEING CONSIDERED HAVE BEEN PROPOSED BY
MANAGEMENT.

        (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                           SEE REVERSE SIDE

                  SPECIAL MEETING OF SHAREHOLDERS OF
                 MORGAN STANLEY INSTUTIONAL FUND, INC.

                      EMERGING MARKETS PORTFOLIO

                            AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.
-OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy
                (d)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                             FOCUS EQUITY PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                             FOCUS EQUITY PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy
                (d)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                           GLOBAL FRANCHISE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                           GLOBAL FRANCHISE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                          GLOBAL VALUE EQUITY PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                          GLOBAL VALUE EQUITY PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                      INTERNATIONAL GROWTH EQUITY PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                      INTERNATIONAL GROWTH EQUITY PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                         INTERNATIONAL MAGNUM PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                         INTERNATIONAL MAGNUM PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                       INTERNATIONAL REAL ESTATE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                       INTERNATIONAL REAL ESTATE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy
                (d)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                        INTERNATIONAL SMALL CAP PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                        INTERNATIONAL SMALL CAP PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                       LARGE CAP RELATIVE VALUE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                       LARGE CAP RELATIVE VALUE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                         SMALL COMPANY GROWTH PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                         SMALL COMPANY GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                   SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                   SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                   SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                   SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                  SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                  SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                   SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                   SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                         U.S. LARGE CAP GROWTH PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                         U.S. LARGE CAP GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy
                (e)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MORGAN STANLEY INSTUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

           NOMINEES: Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy
                (d)   Senior Securities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                     ADVISORY FOREIGN FIXED INCOME PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                     ADVISORY FOREIGN FIXED INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual fundamental investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                   ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                   ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                           ADVISORY MORTGAGE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                           ADVISORY MORTGAGE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                               BALANCED PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                               BALANCED PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT  ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                           CORE FIXED INCOME PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                           CORE FIXED INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES/DIRECTORS FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                        CORE PLUS FIXED INCOME PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                        CORE PLUS FIXED INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT  ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                                EQUITY PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                                EQUITY PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                             EQUITIES PLUS PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                             EQUITIES PLUS PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                              HIGH YIELD PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                              HIGH YIELD PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                         INTERMEDIATE DURATION PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                         INTERMEDIATE DURATION PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                      INTERNATIONAL FIXED INCOME PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                      INTERNATIONAL FIXED INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Borrowing Policy
                (b)   Loan Policy
                (c)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                     INVESTMENT GRADE FIXED INCOME PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                     INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                           LIMITED DURATION PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                           LIMITED DURATION PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                      LONG DURATION FIXED INCOME PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                      LONG DURATION FIXED INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                            MID CAP GROWTH PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                            MID CAP GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                               MUNICIPAL PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

  The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                               MUNICIPAL PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                          U.S. MID CAP VALUE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                          U.S. MID CAP VALUE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                         U.S. SMALL CAP VALUE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                         U.S. SMALL CAP VALUE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                                 VALUE PORTFOLIO

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Company held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on August 1, 2006, at
1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE
BEEN PROPOSED BY MANAGEMENT.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST

                                 VALUE PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call. -OR-

                    Company Number
                    Account Number
                    Control Number

INTERNET - Go to the website: https://vote-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES  Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and
                     W. Allen Reed

[ ]   FOR ALL NOMINEES
[ ]   AGAINST ALL NOMINEES
[ ]   FOR ALL EXCEPT:
      (See instructions below)

      [ ]   Frank L. Bowman
      [ ]   Kathleen A. Dennis
      [ ]   Michael F. Klein
      [ ]   W. Allen Reed

INSTRUCTION:    To withhold authority to vote for any individual
                nominee(s), mark "FOR ALL EXCEPT" and fill in the
                circle next to each nominee you wish to withhold, as
                shown here: [ ]

2.    TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ]   FOR ALL
[ ]   AGAINST ALL
[ ]   FOR ALL EXCEPT ___________________________
[ ]   ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual
                fundamental investment restriction, mark "FOR ALL
                EXCEPT" and write to letter(s) on the line above
                corresponding to the fundamental investment
                restriction(s) for which you want to withhold
                authority.

                (a)   Diversification Policy
                (b)   Borrowing Policy
                (c)   Loan Policy
                (d)   Commodities Policy

----------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------

    THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE COMPANY.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder: _______________  Date: ________  Signature of Shareholder: _____________  Date: ________

NOTE:   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
        TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.